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                                    [LOGO] ROYAL BANK

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                                    ROYAL BANK OF CANADA
                                    Information Technology
                                    York Technology Banking Group
                                    260 East Beaver Creek Road, 2nd Floor
                                    Richmond Hill, Ontario L4B 3M3

                                    Fax: (905) 764-4361
PRIVATE AND CONFIDENTIAL
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May 2, 2000


CHANGEPOINT CORPORATION
1595 16th Avenue, Suite 700
Richmond Hill, Ontario
L4B 3N9

Attention: Mr. John Anhang
           Vice-President and Chief Financial Officer
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Dear Sirs:

We confirm our Letter Agreement dated March 23, 2000 for Changepoint Corporation is amended as follows:

Page 1) AMOUNTS -          AMEND TO READ:

                           Segment (1) $5,000,000.

Page 3) OTHER FEES -       ADD:
                           STANDBY FEE
                           A standby fee equal to 1/4 of 1% per annum calculated on the unused portion of Segment (1) is payable monthly in arrears.

                           ARRANGEMENT FEE
                           An arrangement fee of $15,000 is payable upon acceptance of this agreement. The arrangement fee is non-refundable and will be deemed to have been earned by the Bank upon acceptance of this offer, to compensate for time, effort and expense incurred by the Bank to approve these facilities.

Page 4) COLLATERAL
        SECURITY:  -       AMEND TO READ:

                           Guarantee and Postponement of Claim in the amount of $6,000,000 signed by Changepoint Inc. (USA subsidiary). Supported by:
                           - Directors' Resolution
                           - Letter from U.S. Counsel confirming validity and
                             enforceability of the Guarantees in the United States.

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CHANGEPOINT CORPORATION
May 2, 2000                                                               Page 2
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Page 5) REPRESENTATIONS
        AND WARRANTIES: -    ADD:
                             (c) all Potential Preferred Claims have been paid
                                 or remitted as of the date of this agreement.

Page 7) BORROWER'S CONSENT - ADD:
                             The Borrower hereby grants permissions to any entity having information of the following nature to release to the Bank, solely for the purpose of assisting the Bank to evaluate the financial condition of the Borrower, all information in such entity's possession relating to "employee source deductions" that the Borrower may be required to make, including with respect to federal and Quebec income tax, the Canada Pension Plan, the Quebec Pension Plan, and employement insurance. The foregoing permission shall remain in force as long as (i) Credit Facilities from the Bank are at the Borrower's disposal; or (ii) any balance thereof remains outstanding.

In all other respects the Letter Agreement is hereby ratified and confirmed and all terms and conditions of the Letter Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Letter Agreement.

If this Amending Agreement is acceptable, kindly sign and return the attached copy to the Bank. If acceptance of this Amending Agreement has not been received by May 19, 2000, it will be considered null and void.

Yours truly,

A.F. LAVISTA

A.F. LaVista
Senior Account Manager

We acknowledge and accept the within terms and conditions.

CHANGEPOINT CORPORATION

Per: /s/ GERRY SMITH              Date: May 10/2000
     ------------------------           ------------------
Name: Gerry Smith
Title: President/CEO

Per: /s/ JOHN ANHANG              Date: May 10/2000
     ------------------------           ------------------
Name: John Anhang
Title: CFO

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CHANGEPOINT CORPORATION
May 2, 2000                                                               Page 3
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We acknowledge and accept the terms and conditions.

CHANGEPOINT INC. (GUARANTOR)

Per: /s/ GERRY SMITH              Date: May 10/2000
     ------------------------           ------------------
Name: Gerry Smith
Title: President/CEO

Per: /s/ JOHN ANHANG              Date: May 10/2000
     ------------------------           ------------------
Name: John Anhang
Title: CFO